SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2000


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



      000-22609                                           84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



1801 California Street                    Denver, Colorado              80202
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    (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code: 303-992-1400

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.      OTHER EVENTS

On December 21, 2000, Qwest Communications International Inc. ("Qwest") issued a press release reconfirming financial estimates for 2000 and 2001. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 21, 2000, Qwest also hosted a conference call with media, analysts, investors, and other interested persons during which it discussed, among other things, its business, operations and expected financial results for future periods. As previously announced, the webcast of the call (live and replay) is accessible on Qwest's website. The press release announcing the webcast is attached as Exhibit 99.2 to this Current Report on Form 8-K.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that the information is material.

FORWARD LOOKING STATEMENTS WARNING

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of Qwest's stock price, intense competition in the communications services market, changes in demand for Qwest's products and services, dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels, rapid and significant changes in technology and markets, adverse changes in the regulatory or legislative environment affecting Qwest's business and delays in Qwest's ability to provide interLATA services within its 14-state local service territory, failure to maintain rights of way, and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST timely or at all and difficulties in combining the operations of the Registrant and U S WEST. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QWEST COMMUNICATIONS INTERNATIONAL INC.

DATE:  December 21, 2000 By:        /s/ YASH A. RANA
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                                        Yash A. Rana
                                        Associate General Counsel and
                                        Assistant Secretary


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